CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Roger Engemann, President of Phoenix-Engemann Funds (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    September 3, 2004         /s/ Roger Engemann
     -----------------------       ---------------------------------------------
                                   Roger Engemann, President
                                   (principal executive officer)


I, Malcolm Axon, Chief Financial Officer of Phoenix-Engemann Funds (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    September 3, 2004         /s/ Malcolm Axon
     -----------------------       ---------------------------------------------
                                   Malcolm Axon, Chief Financial Officer
                                   (principal financial officer)